                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                         Forest City Enterprises, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           FOREST CITY ENTERPRISES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 11, 2003

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Forest City Enterprises, Inc. will be held in the 6th floor Riverview Room of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on Wednesday, June 11, 2003 at 2:00 p.m., local time, for the purpose of considering and acting upon:

     (1) The election of thirteen (13) directors, each to hold office until the next annual shareholders' meeting and until a successor shall be elected and qualified. Four (4) directors will be elected by holders of Class A Common Stock and nine (9) by holders of Class B Common Stock.

     (2) The proposed amendment of the 1994 Stock Option Plan to increase the number of shares authorized to be issued from 3,375,000 shares to 5,875,000 shares.

     (3) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2004.

     (4) Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 15, 2003 will be entitled to notice of and to vote at such annual meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

                         Thomas G. Smith, Secretary

Cleveland, Ohio
April 23, 2003

IMPORTANT:IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING.
          WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE MARK, DATE AND SIGN THE APPROPRIATE ENCLOSED PROXY OR PROXIES AND SEND THEM BY RETURN MAIL IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          FOREST CITY ENTERPRISES, INC.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
Solicitation and Revocation of Proxies                                1
Outstanding Shares and Voting Rights                                  1
Election of Directors                                                 2
Director Compensation                                                 9
Principal Security Holders                                           10

Committees of the Board of Directors                                 12
Independence Determinations                                          15
Audit Committee Report                                               15
Compensation Committee Interlocks and Insider Participation          16
Compensation Committee Report                                        16

Corporate Governance and Nominating Committee Report                 17
Executive Compensation                                               21
Equity Compensation Plan Information                                 23
Performance Graph                                                    24
Transactions with Affiliated Persons                                 25
Section 16(a) Beneficial Ownership Reporting/Compliance              25

Proposal to Increase the Number of Shares to be Awarded
 Under the 1994 Stock Option Plan                                    26
Ratification of Independent Auditors                                 26
Principal Accountant Fees and Services                               27
Shareholder Proposals for 2004 Annual Meeting                        27
Other Business                                                       28
Cost and Method of Proxy Solicitation                                29

                       EXHIBITS

Exhibit A - 1994 Stock Option Plan, As Amended (As Proposed)         30
Exhibit B - Audit Committee Charter, As Amended                      36
Exhibit C - Compensation Committee Charter                           45
Exhibit D - Corporate Governance and Nominating Committee Charter    49

                           FOREST CITY ENTERPRISES, INC.

                                 PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy or proxies relating to shares of Class A Common Stock and Class B Common Stock are solicited on behalf of the Board of Directors of Forest City Enterprises, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Wednesday, June 11, 2003 at 2:00 p.m., local time, in the 6th floor Riverview Room of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113. This Proxy Statement and related form of proxy are being first sent to shareholders on or about April 30, 2003. A shareholder giving a proxy may revoke it by notifying the Secretary of the Company in writing or at the annual meeting, without affecting any vote previously taken.

                      OUTSTANDING SHARES AND VOTING RIGHTS

As of April 15, 2003, the record date fixed for the determination of shareholders entitled to vote at the annual meeting, there were outstanding 35,568,788 shares of Class A Common Stock, par value $.33 1/3 per share, and 14,126,592 shares of Class B Common Stock, par value $.33 1/3 per share, of the Company (collectively "Common Stock"). At the annual meeting, the holders of Class A Common Stock will be entitled as a class to elect four (4) directors, and will be entitled to one vote per share for this purpose. Michael P. Esposito, Jr., Joan K. Shafran, Louis Stokes and Stan Ross have been nominated for election to serve as these directors. At the annual meeting, the holders of Class B Common Stock will be entitled as a class to elect nine (9) directors and will be entitled to one vote per share for this purpose. Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner, Jerry V. Jarrett, Ronald
A. Ratner, Scott S. Cowen, Brian J. Ratner and Deborah Ratner Salzberg have been nominated for election to serve as these directors. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock will vote together on all other matters presented at the meeting and will be entitled to one (1) vote per share of Class A Common Stock and ten (10) votes per share of Class B Common Stock held of record.

If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight hours before the time fixed for the holding of the meeting that such shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which the holder belongs, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each holder of shares of that class will have the right to accumulate such voting power as the holder possesses at such election with respect to shares of that class. Each holder of shares of Class A Common Stock or Class B Common Stock, as the case may be, will have as many votes as equal the number of shares of that class of Common Stock owned by that holder multiplied by the number of directors to be elected by the holders of that class of Common Stock. These votes may be distributed among the total number of directors to be elected by the holders of that class of common stock or distributed among any lesser number, in such proportion as the holder may desire.

Under Ohio law and the Company's Articles of Incorporation, broker non-votes and abstaining votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted in favor of or against any nominee for election to the Board of Directors of the Company. Abstentions will be counted as cast with respect to a proposal and have the same effect as votes against the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending January 31, 2004. Broker non-votes will not be counted as cast for any proposal.

                              ELECTION OF DIRECTORS

It is intended that proxies will be voted for the election of the nominees named in the table below as directors of the Company unless authority is withheld. Each is to serve until the next annual shareholders' meeting and until their successor is elected and qualified. In the event any one or more of such nominees unexpectedly becomes unavailable for election, proxies will be voted in accordance with the best judgment of the proxy holder. All nominees are presently directors of the Company.

At March 3, 2003, the Ratner, Miller and Shafran Families, which include members of the Company's current Board of Directors and certain executive officers ("Family Interests"), owned 74.7% of the Class B Common Stock. RMS, Limited Partnership ("RMSLP"), which owned 74.4% of the Class B Common Stock outstanding as of the record date, is a limited partnership, comprised of the Family Interests, with eight individual general partner positions, currently consisting of: Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company; Charles A. Ratner, President and Chief Executive Officer of the Company and Director; Ronald A. Ratner, Executive Vice President of the Company and Director; Brian J. Ratner, Executive Vice President - East Coast Development of the Company and Director; Deborah Ratner Salzberg, President - Forest City Washington, Inc., a subsidiary of the Company, and Director; Joan K. Shafran, Director; Joseph Shafran; and Abraham Miller. Joan K. Shafran is the sister of Joseph Shafran. Charles A. Ratner, James A. Ratner and Ronald A. Ratner are brothers. Albert B. Ratner is the father of Brian J. Ratner and Deborah Ratner Salzberg and is first cousin to Charles A. Ratner, James A. Ratner, Ronald A. Ratner, Joan K. Shafran and Joseph Shafran. Samuel H. Miller was married to Ruth Ratner Miller (now deceased), a sister of Albert B. Ratner, and is the father of Abraham Miller.

Under the partnership agreement of RMSLP ("Agreement"), the voting power of the general partners representing a family branch is determined by dividing the interest of the family branch they represent by the aggregate interests of all family branches. The voting power of the general partner or general partners representing a family branch may not be divided or apportioned but must be voted together as a whole. If the general partners representing a family branch are unable to agree on how to vote that branch, the total voting power of the other general partners is computed without reference to the voting power otherwise available to that family branch. General partners holding 60% of the total voting power (excluding the voting power of a family branch, if any, unable to agree on how to vote on a particular matter) of RMSLP determine how to vote the Class B Common Stock of Forest City Enterprises, Inc. held by RMSLP.

At March 3, 2003, members of the Family Interests collectively owned 23.2% of the Class A Common Stock. The following table includes the shares of Class B Common Stock held by RMSLP at March 3, 2003, under the Agreement voted by the general partners of RMSLP, who under Rule 13d-3 of the Securities Exchange Act of 1934, are deemed to be the beneficial owners of those shares of Class B Common Stock:

                                                                                 Percent of
                                                     Shares of Class B             RMSLP's
                                  Name of               Common Stock         Holdings of Class B
Family Branch                 General Partners       Held through RMSLP          Common Stock
----------------------------------------------------------------------------------------------------
Max Ratner                 Charles A. Ratner              4,689,272                    44.6%
                           Ronald A. Ratner

Albert Ratner              Brian J. Ratner                2,487,956                    23.7%
                           Deborah Ratner Salzberg

Samuel H. Miller           Samuel H. Miller                 850,803                     8.1%

Shafran                    Joan K. Shafran                1,865,404                    17.7%
                           Joseph Shafran

Ruth Miller                Abraham Miller                   617,461                     5.9%
                                                       ------------              -----------
  Total                                                  10,510,896                   100.0%
                                                       ============              ===========

The following table sets forth the beneficial ownership of shares of Class A and Class B Common Stock as of March 3, 2003 of each director, nominee, other named executive officer and all directors and executive officers as a group. Except as otherwise noted, each person has had the principal occupation shown for at least the last five years.

                                                                     Number of Shares of Common
                                                                     Stock Beneficially Owned
                                                          -------------------------------------------------------------------------
                                                                                     Combined
                                                                                      Class
                                                          Class A                    A and B        Percent   Class B
                         Occupation            Director    Common      Percent        Common          of      Common       Percent
    Name                   and Age              Since     Stock(h,j)  of Class(h)    Stock(i,j)     Class(i)   Stock       of Class
-----------------------------------------------------------------------------------------------------------------------------------
NOMINEES
(a) Michael P.    Chairman of XL Capital Ltd.    1995     51,366        0.14%         51,366          0.14%           -          -
    Esposito, Jr. (insurance); Retired                       (1)
                  Executive Vice President -
                  Chief Control
                  Compliance and
                  Administrative Officer,
                  The Chase Manhattan
                  Bank, N.A. (banking),
                  Director of Annuity &
                  Life Ltd. (insurance).
                  Age 63. (c,d,e)

(a) Joan K.       Chief Operating Officer,       1997     28,075        0.08%     10,545,721         22.90%     10,517,646    74.43%
    Shafran       Powell Partners Ltd.                       (2)                      (2)(3)                           (3)
                  (investments) and
                  Executive Managing
                  Partner, The Berimore Co.
                  (investments).
                  Age 55.

                                                                                    Number of Shares of Common
                                                                                     Stock Beneficially Owned
                                                              --------------------------------------------------------------------
                                                                                        Combined
                                                                                          Class
                                                              Class A                    A and B        Percent  Class B
                Occupation                      Director      Common         Percent      Common          of      Common    Percent
Name              and Age                         Since      Stock (h,j)   of Class(h)  Stock (i,j)    Class(i)   Stock    of Class
-----------------------------------------------------------------------------------------------------------------------------------
(a) Louis       Senior Counsel -                  1999       11,369           0.03%       11,369         0.03%          -         -
    Stokes      Attorney-at-Law, Squire,                        (4)
                Sanders & Dempsey LLP
                since 1999 (law) and
                Member of The United
                States Congress from 1969
                to 1999 (retired). Director of
                American Stone (stone).
                Age 78. (d,e)

(a) Stan Ross   Retired Vice Chairman/Special     1999        6,450           0.02%        6,450         0.02%          -         -
                Consultant of Ernst & Young LLP                 (5)
                (accounting & consulting) and
                Chairman of the Board of USC
                Lusk Center for Real Estate
                (education).
                Age 67. (c,d)

(b) Albert B.   Co-Chairman of the                1960      962,181           2.71%      966,101         2.72%       3,920     0.03%
    Ratner      Board of Directors of the                       (6)                       (6)(7)                       (7)
                Company since June 1995,
                Vice Chairman of the Board
                from June 1993 to June
                1995, Chief Executive Officer
                prior to July 1995 and
                President prior to July 1993.
                Director of RPM, Inc.
                (lubricants).
                Age 75. (f)

(b) Samuel H.   Co-Chairman of the                1960    1,501,739           4.23%   12,012,635        26.09%  10,510,896    74.38%
    Miller      Board of Directors                              (8)                       (8)(9)                       (9)
                of the Company since
                June 1995, Chairman of the
                Board from June 1993 to
                June 1995 and Vice Chairman
                of the Board, Chief
                Operating Officer prior to
                June 1993, Treasurer since
                December 1992.
                Age 81. (f)

                                                                                    Number of Shares of Common
                                                                                     Stock Beneficially Owned
                                                              --------------------------------------------------------------------
                                                                                        Combined
                                                                                          Class
                                                              Class A                    A and B        Percent  Class B
                Occupation                      Director      Common         Percent      Common          of      Common    Percent
Name              and Age                         Since      Stock (h,j)   of Class(h)  Stock (i,j)    Class(i)   Stock    of Class
-----------------------------------------------------------------------------------------------------------------------------------
(b) Charles A.  President of the Company          1972      2,725,467         7.64%      13,236,363     28.66%  10,510,896   74.38%
    Ratner      since June 1993, Chief                           (10)                      (10)(11)                   (11)
                Executive Officer since
                June 1995, Chief Operating
                Officer from June 1993 to
                June 1995 and Executive
                Vice President prior to June
                1993. Director of American
                Greetings Corporation
                (greeting cards), Cole
                National Corporation (retail)
                and Cole National Group Inc.
                (retail).
                Age 61. (f)

(b) James A.    Executive Vice President          1984      2,869,737         8.06%       2,869,737      8.06%           -        -
    Ratner      of the Company since                             (12)                      (12)(13)                   (13)
                March 1988.
                Age 58. (f)

(b) Jerry V.    Retired Chairman                  1984         25,950         0.07%          25,950      0.07%           -        -
    Jarrett     and Chief                                        (14)
                Executive Officer
                of Ameritrust
                Corporation (banking).
                Age 71. (c,d)

(b) Ronald A.   Executive Vice President          1985      1,011,599         2.84%      11,522,495     24.98%  10,510,896   74.38%
    Ratner      of the Company since                             (15)                      (15)(16)                   (16)
                March 1988.
                Age 56. (f)

(b) Scott S.    President, Tulane University      1989         27,600         0.08%          27,600      0.08%         -          -
    Cowen       (education) since July 1998,                     (17)
                Dean and Professor
                of Weatherhead School
                of Management, Case
                Western Reserve University
                (education) prior to July 1998.
                Director of JoAnn Stores, Inc.
                (specialty retailing), Newell
                Rubbermaid Corporation
                (consumer products) and
                American Greetings
                Corporation (greeting cards).
                Age 56. (d,e)

                                                                                    Number of Shares of Common
                                                                                     Stock Beneficially Owned
                                                              --------------------------------------------------------------------
                                                                                        Combined
                                                                                          Class
                                                              Class A                    A and B        Percent  Class B
                Occupation                      Director      Common         Percent      Common          of      Common    Percent
Name              and Age                         Since      Stock (h,j)   of Class(h)  Stock (i,j)    Class(i)   Stock    of Class
-----------------------------------------------------------------------------------------------------------------------------------
(b) Brian J.    Executive Vice President - East   1993        198,323         0.56%      10,709,219     23.23%  10,510,896   74.38%
    Ratner      Coast Development of the                         (18)                      (18)(19)                   (19)
                Company since August 2000,
                Senior Vice President -
                East Coast Development
                from January 1997 to
                August 2000, Vice
                President-Urban Entertainment
                from June 1995 to December 1996,
                Vice President from May
                1994 to June 1995.
                Age 45. (f)

(b) Deborah     Officer of various                1995         40,350         0.11%      10,551,246     22.90%  10,510,896   74.38%
    Ratner      subsidiaries of the                              (20)                      (20)(21)                   (21)
    Salzberg    Company.
                Age 49. (f)

OTHER NAMED EXECUTIVE OFFICER

    Thomas G.  Executive Vice                                  32,101         0.09%          32,875      0.09%         774    0.01%
    Smith      President of the Company                          (22)
               since October 2000, Senior
               Vice President prior to
               October 2000, Chief
               Financial Officer and
               Secretary. Director
               of Cleveland Region
               Advisory Board, First
               Merit Bank (banking).
               Age 62. (f,g)

ALL DIRECTORS, NOMINEES AND EXECUTIVE
OFFICERS AS A GROUP (16 in number)                          6,927,745        19.21%       17,450,982    37.47%  10,523,237   74.47%
                                                                 (23)                       (23)(24)                  (24)

(1) Includes 17,700 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(2) Includes 177 shares of Class A Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran has beneficial ownership of 24,523 shares of Class A Common Stock held in a trust for which she is trustee and has shared power of voting and disposition.

(3) Includes 6,750 shares of Class B Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran's beneficial ownership of the remaining 10,510,896 shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(4) Includes 10,200 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(5) Represents 6,450 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(6) Albert B. Ratner has beneficial ownership of 450,839 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 270,903 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 100,482 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

(7) Does not reflect the following shares that Albert B. Ratner disclaims beneficial ownership of: 2,370,416 shares of Class B Common Stock held in trusts for which he is trustee and 190,488 shares held in trusts for which he is trust advisor, of which 1,278,498 shares are held in the Albert Ratner Family Branch of RMSLP, 1,031,791 shares are held in the Max Ratner Family Branch of RMSLP and 250,615 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP on page 2.

(8) Samuel H. Miller has beneficial ownership of 1,491,867 shares of Class A Common Stock held in trusts for which he is trustee and has sole power of voting and disposition.

(9) Samuel H. Miller's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(10) Charles A. Ratner has beneficial ownership of 2,063,073 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner has beneficial ownership of 36,912 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 140,400 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(11) Charles A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(12) James A. Ratner has beneficial ownership of 2,050,969 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner has beneficial ownership of 35,436 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 87,750 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(13) Does not reflect the following shares that James A. Ratner disclaims beneficial ownership of: 392 shares of Class B Common Stock owned directly but held by RMSLP, 2,567,513 shares of Class B Common Stock held in trusts for which he is trustee and 461,433 shares held in trusts for which he is trust advisor, of which 2,215,419 shares are held in the Max Ratner Family Branch of RMSLP, 571,958 shares are held in the Albert Ratner Family Branch of RMSLP and 241,961 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP on page 2.

(14) Includes 24,450 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(15) Ronald A. Ratner has beneficial ownership of 369,204 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Includes 87,750 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(16) Ronald A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(17) Includes 24,450 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(18) Brian J. Ratner has beneficial ownership of 2,450 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Includes 52,650 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(19) Brian J. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(20) Deborah Ratner Salzberg has beneficial ownership of 9,450 shares of Class A Common Stock held in trusts for which she is trustee and has shared power of voting and disposition. Includes 30,900 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(21) Deborah Ratner Salzberg's beneficial ownership of these shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(22) Includes 26,765 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(23) These shares of Class A Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category. Includes 523,926 shares that were issuable upon the exercise of stock options vested at March 3, 2003 or vesting within 60 days thereafter.

(24) These shares of Class B Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Included in this total are 10,510,896 shares of Class B Common Stock that are held by RMSLP. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category.

(a)  Nominated for election by holders of Class A Common Stock.

(b)  Nominated for election by holders of Class B Common Stock.

(c)  Member of the Audit Committee.

(d)  Member of the Compensation Committee.

(e)  Member of the Nominating and Corporate Governance Committee.

(f)  Officer and/or director of various subsidiaries of the Company.

(g)  This officer is not a director.

(h) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(i) Reflects potential conversion of all Class B Common Stock held by the nominee or officer listed to Class A Common Stock. Shares of Class B Common Stock are convertible pursuant to their terms into shares of Class A Common Stock at any time on a one-for-one basis.

(j) This column includes, if any, Class A stock options that were exercisable on March 3, 2003 or will be exercisable within 60 days after such date.

The Company has been advised that the shares owned by RMSLP and shares owned by other Ratner, Miller and Shafran families will be voted for the approval of the election of the directors nominated. If such shares are voted for approval, then such vote will be sufficient to elect the nominees voted on by the Class B shareholders.

                              DIRECTOR COMPENSATION

Each nonemployee director of the Company receives: (1) an annual retainer of $25,000, payable quarterly and (2) fees for attending board meetings and board committee meetings of $1,500 ($1,000 prior to December 2002), committee chairmen receive $3,000 ($2,000 prior to March 2003 and $1,500 prior to December 2002). Fees for attending board committee meetings longer than three hours are $3,000 for committee members and $6,000 for committee chairmen. During fiscal 2002, Messrs. Cowen, Esposito, Jarrett, Ross and Stokes received $11,500, $14,000, $15,500, $7,000 and $6,000, respectively, for attending or serving as chairman for board committee meetings. In addition, Mr. Esposito and Ms. Shafran received $3,000 and $1,500, respectively, for attending other meetings in their capacity as a director of the Company. Directors who are also employees of the Company receive no additional compensation for service as directors.

                           PRINCIPAL SECURITY HOLDERS

Unless otherwise indicated, the following table sets forth the security ownership as of March 3, 2003 of all other persons who beneficially own 5% or more of the Company's common stock.

                                                                         Number of Shares of Common Stock
                                                                               Beneficially Owned
                                       --------------------------------------------------------------------------------------------
                                                                            Combined
                                          Class A                        Class A and B                        Class B
                                          Common             Percent        Common           Percent          Common       Percent
Name and Address                          Stock(a)         of Class(a)      Stock(b)       of Class(b)         Stock       of Class
-----------------------------------------------------------------------------------------------------------------------------------
Private Capital Management, Inc.,      5,394,526(1)(5)        15.18%     6,299,624(1)(5)      17.29%        905,098(1)(5)    6.41%
Bruce S. Sherman and Gregg J. Powers
8889 Pelican Bay Boulevard
Suite 500
Naples, FL 34108

Southeastern Asset Management, Inc.    4,481,575(2)(5)        12.61%     4,481,575(2)(5)      12.61%              -(2)(5)       -
and Longleaf Partners Small-Cap Fund
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

Third Avenue Management, LLC           5,712,136(3)(5)        16.08%     5,749,036(3)(5)      16.16%         36,900(3)(5)    0.26%
622 Third Avenue
New York, NY 10017

Citigroup Inc. and Salomon             1,813,508(4)(5)         5.10%     1,813,508(4)(5)       5.10%              -(4)(5)       -
Smith Barney Holdings Inc.
399 Park Avenue
New York, NY 10043

Joseph Shafran                            24,700(6)            0.07%    10,542,346(6)         22.89%     10,517,646(6)      74.43%
Paran Services Corp.
2720 Van Aken Boulevard
Suite 200
Cleveland, OH 44120

Abraham Miller                            37,632(7)            0.11%    10,548,528(7)         22.91%     10,510,896(7)      74.38%
Graffiti
3111 Carnegie Avenue
Cleveland, OH 44115

Ratner, Miller & Shafran Family        8,343,757(8)           23.22%    18,903,348 (8)        40.66%     10,559,591(8)      74.73%
Interests
Terminal Tower
50 Public Square, Suite 1600
Cleveland, OH 44113

(1) Private Capital Management, Inc. (PCM), a Florida corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. PCM is deemed to be the beneficial owner of the securities in the table above because of its shared power to dispose or to direct the disposition of these securities; PCM disclaims any power to vote or to direct the voting of these securities. Bruce S. Sherman, as Chief Executive Officer of PCM, and Gregg J. Powers, as President of PCM, exercise shared dispositive and shared voting power with respect to shares held by PCM's clients and managed by PCM and may be deemed to be the beneficial owner of the 5,394,526 shares of Class A Common Stock and 905,098 shares of Class B Common Stock beneficially owned by PCM. Messrs. Sherman and Powers disclaim beneficial ownership in the shares held by PCM's clients and disclaim the existence of a group.

(2) Southeastern Asset Management, Inc. (SAM), a Tennessee corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Longleaf Partners Realty Fund (LPRF) is a series of Longleaf Partners Fund Trust, a Massachusetts business trust. All of the securities are owned legally by SAM's investment advisory clients and none are owned directly or indirectly by SAM. SAM disclaims beneficial ownership of any of the securities. SAM has sole voting power over 1,232,500 shares of Class A Common Stock, dispositive power over 2,209,900 shares of Class A Common Stock, and shared voting power with LPRF over 2,271,675 shares of Class A Common Stock. SAM and LPRF also disclaim beneficial ownership in 766,650 shares of Class A Common Stock and 5,850 shares of Class B Common Stock held in accounts over which they have no voting or dispositive powers.
     Mr. O. Mason Hawkins, a U.S. Citizen and Chairman of the Board and Chief Executive Officer of SAM, could be deemed to be a controlling person of SAM as a result of his official positions with or ownership of SAM's voting securities. The existence of such control is expressly disclaimed. Mr. Hawkins does not own, directly or indirectly, any securities for his own account included in the table above.

(3)  Third Avenue Management LLC (TAM) is an investment advisor registered under
     Section 203 of the Investment Advisers Act of 1940. TAM has sole power of voting for 5,285,199 shares and sole power of disposition of 5,712,136 shares of Class A Common Stock. Various other Third Avenue investment companies registered under the Investment Company Act of 1940 have the right to receive dividends and sales proceeds from certain of the shares reported by TAM. Various separately-managed accounts for whom TAM acts as investment advisor have the right to receive dividends and sales proceeds from certain of the shares reported by TAM.

(4) Citigroup Inc. (CI) is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. CI has shared voting and dispositive power of 1,813,508 shares of Class A Common Stock. CI is the parent company of Salomon Smith Barney Holdings Inc. (SSBH), who has shared voting and dispositive power of 1,803,508 shares of Class A Common Stock.

(5) The number of shares of capital stock beneficially owned represent shares beneficially owned at December 31, 2002 as disclosed in Forms 13F and/or 13G filed by the Principal Security Holder.

(6) Joseph Shafran is the brother of Joan K. Shafran, Director. Mr. Shafran has beneficial ownership of 177 shares of Class A Common Stock held in a partnership in which he has shared power of voting and disposition. Mr. Shafran also has beneficial ownership of 24,523 shares of Class A Common Stock held in a trust for which he is trustee and has shared power of voting and disposition. Included in the Class B Common Stock are 6,750 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Joseph Shafran's beneficial ownership of the remaining 10,510,896 shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under "Election of Directors" on page 2.

(7) Abraham Miller is the son of Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company. Abraham Miller has beneficial ownership of 11,885 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 25,747 shares for which he has sole power of voting and disposition. Abraham Miller's beneficial ownership of the Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under "Election of Directors" on page 2.

(8) The Ratner, Miller and Shafran families have an ownership interest in the Company as reflected in the table above. These securities are beneficially owned by members of these families either individually or through a series of trusts and custodianships. Of the shares of Class B Common Stock listed above, RMSLP owns 10,510,896 shares which represents 74.38% of the Class B Common Stock outstanding at March 3, 2003.

     Certain members of the Ratner, Miller and Shafran families have been nominated for election to serve on the Board of Directors of the Company. (See information regarding nominees and directors previously disclosed for further information regarding the beneficial ownership of the Company's Common Stock by these individuals).

(a) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(b) Reflects potential conversion of all Class B Common Stock held by the principal security holder listed to Class A Common Stock. Shares of Class B Common Stock are convertible into shares of Class A Common Stock at anytime on a one-for-one basis.

                      COMMITTEES OF THE BOARD OF DIRECTORS

During the last fiscal year, the Company's Board of Directors held four regular meetings.

The Board's policy is to conduct its specific oversight tasks through committees, with the objective of freeing the Board as a whole to focus on strategic oversight and matters which by law or custom require the attention of the full Board. The Company's Board has established three standing committees, functioning in the following areas:

     -  audit and financial reporting;

     -  management compensation; and

     -  nominations, corporate governance and succession planning.

In addition, effective December 6, 2002, the independent members of the Board began meeting in an executive session following each regularly scheduled Board meeting. Scott S. Cowen serves as presiding director of these sessions.

Each of the committees operates under a written charter approved by the Board following review and recommendation by the Corporate Governance and Nominating Committee. The Company's committee charters can be viewed on its website at www.forestcity.net. Each Board committee is authorized to retain its own outside advisors. Under the Company's corporate governance guidelines, all members of its Audit Committee are required to be independent directors. Additionally, although not required under the New York Stock Exchange rule proposals due to the Company's "controlled company" status, the Board has determined that all members of the Company's Compensation Committee and Corporate Governance and Nominating Committee are also independent. In addition, the Board has unanimously determined that Mr. Esposito, the chairman of the Audit Committee, qualifies as an "audit committee financial expert" within the meaning of applicable laws and regulations.

Each director attended at least 75% of the meetings of the Board and those committees on which the director served.

The principal functions of the Board's committees and related information are:

1. AUDIT COMMITTEE. The Company's Audit Committee is composed of three nonemployee directors: Michael P. Esposito, Jr., the chairman of such committee, Jerry V. Jarrett and Stan Ross, who replaced Scott S. Cowen in December 2002. All of the Company's Audit Committee members are financially literate in accordance with the requirements of Section 303.01(B)(2)(b) of the NYSE Listed Company Manual. Although not yet required to do so, the Board has determined that Michael Esposito, Jr., the chairman of the Audit Committee, qualifies as an "audit committee financial expert" in accordance with the requirements of Section 407 of the Sarbanes-Oxley Act of 2002 and the SEC rules implementing that section. The Audit Committee's purpose is to assist the Board in carrying out its oversight responsibilities relating to the Company's financial reporting. In this regard, the committee has been created to (1) monitor and oversee the integrity of the Company's financial accounting and reporting process, including the integrity of the Company's system of internal controls and the preparation and issuance of audit reports of the Company's financial statements; (2) monitor the Company's compliance with the Code of Legal and Ethical Conduct; (3) retain the firm of independent accountants to be recommended to the board of directors for shareholder ratification, approve the fee structure and the scope of the annual audit and review the results of the annual audit; (4) review and evaluate the qualifications and independence of the Company's independent auditor; (5) monitor the performance of the Company's internal audit function including review of reports of significant audits performed by the Company's internal auditors; (6) review and approve Audit Committee reports required for the proxy statement relating to the Company's annual meeting of shareholders in accordance with federal securities laws; (7) monitor other legal and regulatory requirements, as needed; and (8) review the adequacy of internal controls and consult with independent accountants and financial management on accounting issues, including significant changes in accounting practices. The Audit Committee meets with the independent accountants on a quarterly basis and periodically as deemed necessary. In addition, the Audit Committee has established a policy for "Employee Complaint Procedures for Accounting and Auditing Matters," which establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Shareholders of the Company will be given the opportunity to ratify the appointment of the Company's independent accountants at its 2003 Annual Meeting. Although this ratification is not required by law, the Board believes that shareholders should be given an opportunity to express their views on the subject.

     The Audit Committee met five times last year.

     A copy of the Audit Committee Report is included in this proxy statement (pages 15 to 16). The Audit Committee Charter is also included as Exhibit B to this proxy statement.

2. COMPENSATION COMMITTEE. The Company's Compensation Committee is composed of five nonemployee, independent directors: Jerry V. Jarrett, the chairman of such committee, Scott S. Cowen, Michael P. Esposito, Jr., Stan Ross and Louis Stokes. The Compensation Committee's purpose is to assist the Board in carrying out its oversight responsibilities relating to compensation matters, to review and approve a report on executive compensation for inclusion in the Company's annual proxy statement and to serve as the Board committee authorized to administer and approve awards under the Company's equity and other compensation plans. The committee also evaluates the performance of the Chief Executive Officer using procedures prescribed by the Corporate Governance and Nominating Committee.

     The Compensation Committee met three times last year.

     A copy of the Compensation Committee Report is included in this proxy statement (pages 16 to 17). The Compensation Committee Charter is also included as Exhibit C to this proxy statement.

3. CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The Company's Corporate Governance and Nominating Committee is composed of three nonemployee, independent directors: Scott S. Cowen, the chairman of such committee, Michael P. Esposito, Jr. and Louis Stokes (as well as Jerry V. Jarrett through September 5, 2002). The Corporate Governance and Nominating Committee's purpose is to assist the Board in carrying out its oversight responsibilities relating to corporate governance matters, including in respect of the composition of the Board. As part of its responsibilities, the committee considers and makes recommendations to the full Board with respect to the following matters:

     - identifying individuals qualified to become Board members and the director nominees for the next annual meeting of shareholders;

     -  director nominees for each committee;

     - matters of organizational and governance structure of the Company, including developing and recommending to the Board the Corporate Governance Guidelines applicable to the Company;

     -  the Company's Code of Legal and Ethical Conduct;

     -  the Board's annual review of its performance;

     - appropriate procedures for the succession planning for senior officer executive positions; and

     - appropriate procedures to evaluate the performance of the Chief Executive Officer.

The Corporate Governance and Nominating Committee met two times last year.

A copy of the Corporate Governance and Nominating Committee Report is included in this proxy statement (pages 17 to 20). The Corporate Governance and Nominating Committee Charter is also included as Exhibit D to this proxy statement.

                           INDEPENDENCE DETERMINATIONS

The Board has unanimously determined that Messrs. Cowen, Esposito, Jarrett, Ross and Stokes are neither affiliated persons of the Company nor do they have any material relationship with the Company (other than their role as director of the Company) and, therefore, qualify as independent directors within the meaning of all applicable laws and regulations, including the currently proposed enhanced independence standards for the New York Stock Exchange. In addition, all members of all committees, including the Audit Committee, qualify as independent within the meaning of all applicable laws and regulations, including currently proposed enhanced independence standards of the New York Stock Exchange. In making these determinations, the Board considered any relationship existing between the Company and each director, including each director's professional affiliations and charitable contributions made to director affiliated organizations.

                             AUDIT COMMITTEE REPORT

THIS REPORT, TOGETHER WITH THE COMPENSATION COMMITTEE REPORT, THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE REPORT AND PERFORMANCE GRAPH ON PAGE 24, SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Board of Directors of Forest City Enterprises, Inc. adopted an amended Audit Committee Charter on March 12, 2003, attached as Exhibit B to this proxy statement. All members of the Audit Committee are independent as defined in
Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

The Audit Committee has reviewed and discussed with the Company's management and PricewaterhouseCoopers LLP, the Company's independent accountants, the audited financial statements of the Company contained in the Company's Annual Report to Shareholders for the year ended January 31, 2003. The Audit Committee has also discussed with the Company's independent accountants the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee has also considered whether the provision of tax consulting, information technology services and other non-audit services to the Company by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 31, 2003, filed with the Securities and Exchange Commission.

     Michael P. Esposito, Jr., Chairman      Jerry V. Jarrett      Stan Ross


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors consists entirely of nonemployee, independent Directors. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

                          COMPENSATION COMMITTEE REPORT

The primary role of the Compensation Committee is to develop and implement compensation policies that are consistent with and integrally linked to the accomplishments of the Company's strategic objectives. The Compensation Committee's Charter is attached as Exhibit C to this proxy statement.

The Company believes that shareholder value is best maximized through the increase in Earnings Before Depreciation, Amortization and Deferred Taxes, as discussed in the Management's Discussion and Analysis section of the Company's Annual Report on Form 10-K for the year ended January 31, 2003, and the increase in the value of its real estate portfolio over time.

The Company adheres to certain principles in developing its compensation policies. Total compensation should be competitive with other companies in the real estate industry of similar size. Incentive compensation should be linked both to each individual's performance and the performance of the Company as a whole. Compensation opportunities should be structured to attract and retain those individuals that can help achieve the Company's strategic objectives and thus maximize shareholder value over time.

The Compensation Committee recommends, reviews and approves the development and formulation of all policies under which each form of compensation is paid or awarded to the Company's "key" officers as defined by the Committee, including, without limitation, the administration of the Company's equity incentive plans. The Committee reviews and approves the compensation of the Chief Executive Officer and the five other most highly compensated executive officers. The Compensation Committee also reviews the salaries and incentives for each member of the Ratner, Miller and Shafran families identified as executive officers.

The Compensation Committee periodically utilizes nationally recognized outside experts as consultants to assist it in the performance of its duties. These consultants are asked to analyze officers salaries and compare those paid by Forest City Enterprises with comparable corporations in the real estate field. In addition, the consultants are asked to provide the committee with guidance on ranges in annual salary and incentive compensation so officers of Forest City Enterprises would be compensated on a competitive basis. The committee meets with these consultants as required and expects to continue to use their services in the future.

The Company entered into an agreement with Charles A. Ratner, President and Chief Executive Officer, effective February 3, 2002. The Agreement provides for an annual salary of $450,000. The contract was initially for a one-year term and is renewed for additional one-year terms unless otherwise terminated. In reviewing the Chief Executive Officer's compensation, the Compensation Committee believes one of the most important indicators of performance on his part is his ability to understand and react to changing conditions affecting the Company's industry and to adjust strategic directions and tactical plans to be responsive, improving shareholder value over time and development of management succession plans.

     Jerry V. Jarrett, Chairman     Scott S. Cowen     Michael P. Esposito, Jr.

                         Stan Ross            Louis Stokes


              CORPORATE GOVERNANCE AND NOMINATING COMMITTEE REPORT

Forest City Enterprises, Inc. is managed by the Company's senior management under the direction of its Board of Directors. The Board operates within a comprehensive plan of corporate governance and has adopted, and periodically reviews, policies and procedures to guide it in the discharge of its oversight responsibilities. They are summarized in this section. Copies of the Corporate Governance guidelines adopted by the Company's Board, its directorate committee charters, its code of legal and ethical conduct and other relevant information are set forth or explained in greater detail on the Company's website www.forestcity.net.

The Company regularly reviews its corporate governance policies and practices and, like many other public companies, are specially reviewing them in light of recently enacted and proposed legal and stock exchange requirements. Over the course of the past year, the Board has compared the Company's corporate governance policies and practices to those suggested by various groups or authorities active in corporate governance, as well as the requirements of the Sarbanes-Oxley Act of 2002 and proposed new listing standards of the New York Stock Exchange. This review specifically focused on the following areas of corporate governance:

     - The Company's corporate governance guidelines in general.

     - The Company's current Board's composition and compensation.

     - The Company's Board and committee operation and committee charters.

     - Certain procedures relating to the Company's Code of Legal and Ethical Conduct.

The Company expects to adopt further changes in the future that the Board believes are the best corporate governance policies and practices for it. In all events, the Company will adopt, on a timely basis, changes appropriate to comply with the Sarbanes-Oxley Act of 2002 and any new requirements of the Securities and Exchange Commission and the New York Stock Exchange.

CORPORATE GOVERNANCE GUIDELINES

Upon the advice and recommendation of the Company's Corporate Governance and Nominating Committee, the Board adopted the Company's Corporate Governance Guidelines. The Company's Corporate Governance Guidelines, among other things, provide for Audit, Compensation and Corporate Governance and Nominating Committees; all members of the Audit Committee to be independent directors; regular sessions of independent directors; an annual self-assessment process for the Board and its committees; succession planning; and new director orientation and continuing director education. These guidelines largely document practices and principles already in place at the Board level.

BOARD COMPOSITION

The Company's Board currently consists of five independent members and eight members of the Ratner, Miller and Shafran families, including the Company's President and Chief Executive Officer and three executive vice presidents. Biographical information and information about the Board committees on which the Company's directors serve is set forth in "Election of Directors" on pages 2 to 9 of this proxy statement. None of the Company's independent directors have received any compensation from the Company, other than for his or her service as a director, or is associated with a firm that does business with the Company, with two exceptions of which the Corporate Governance and Nominating Committee reviewed and concluded such affiliations are immaterial and do not compromise the directors' independence. Accordingly, all of these directors are independent under existing and proposed SEC and New York Stock Exchange requirements, as well as the Company's own Corporate Governance Guidelines. Under the Company's Corporate Governance Guidelines, the Board determines whether a director has a relationship to the Company or its management that would interfere with such director's exercise of independent judgment.

The functions of the Board chairmen and Chief Executive Officer of the Company are presently separated. The Company's Corporate Governance Guidelines require that the independent directors regularly meet without the inside directors and management present for a portion of their meetings. The Board has selected Scott
S. Cowen, presiding director and chairman of the Corporate Governance and Nominating Committee, to preside over the executive sessions of the independent directors of the Board. The Company has established procedures to permit confidential and anonymous (if desired) submissions to the presiding director of concerns regarding the Company. Interested parties may make their concerns about the Company known to the independent directors by directly contacting Scott S. Cowen, the presiding director, by mailing a statement of concerns to the Company marked "Confidential".

Such correspondence should be addressed as follows:

                     Mr. Scott S. Cowen, Presiding Director
                               c/o General Counsel
                                 "Confidential"
                         Forest City Enterprises, Inc.
                                 Terminal Tower
                          50 Public Square, Suite 1160
                              Cleveland, Ohio 44113

CODE OF LEGAL AND ETHICAL CONDUCT

The Company requires that all employees adhere to its Code of Legal and Ethical Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Legal and Ethical Conduct is currently being implemented and requires, among other things, that the Company's employees avoid conflicts of interest, comply with all laws and other legal requirements and otherwise act with integrity. The Company requires all management employees to acknowledge receipt and compliance with the Code of Legal and Ethical Conduct, and those with supervisory duties are also required to acknowledge their responsibility for both informing and monitoring compliance with the Code of Legal and Ethical Conduct on the part of employees under their supervision.

The Sarbanes-Oxley Act of 2002 will require companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. In anticipation of this requirement, the Company's Audit Committee has adopted a policy statement entitled "Employee Complaint Procedures for Accounting and Auditing Matters" establishing those procedures, which the Company is currently implementing.

DISCLOSURE COMMITTEE

The Company's chief executive officer and chief financial officer have created the Disclosure Committee and adopted a charter to assure that information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934 is properly recorded, processed, summarized and reported to senior management of the Company as appropriate to allow timely decisions regarding required disclosure and certification. The Committee will also evaluate the adequacy of the Company's disclosure controls and procedures with respect to its periodic reports and quarterly earnings releases.

The corporate controller and general counsel of the Company serve as co-chairmen of this committee. Other members of the committee include the chief executive officer, chief financial officer, director of accounting standards and SEC reporting and the chief executive and chief financial officers of the strategic business units.

Each quarter, the committee will review and evaluate the effectiveness of the Company's procedures for recording, processing, summarizing and reporting of information required to be disclosed by the Company in its Securities Exchange Act of 1934 filings. As part of this review and evaluation, the committee will assess the effectiveness of the Company's internal control structure and procedures for financial reporting.

OTHER INFORMATION

As indicated above, copies of corporate governance guidelines, Code of Legal and Ethical Conduct and board committee charters, as well as other information and documents, are posted on the Company's website at www.forestcity.net. References to the Company's website are for your convenience; however, the information contained on the Company's website are not incorporated into this proxy statement or any other report it files with the SEC.

If you prefer, the Company will send you copies of any of these materials upon written request.

Written requests should be directed to:

                               Geralyn M. Presti
                                General Counsel
                         Forest City Enterprises, Inc.
                                 Terminal Tower
                          50 Public Square, Suite 1160
                             Cleveland, Ohio 44113
                           geripresti@forestcity.net


     Scott S. Cowen, Chairman      Michael P. Esposito, Jr.      Louis Stokes

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and the five other most highly compensated executive officers.

                                            Summary Compensation Table
                                            --------------------------
                                                                         Long Term Compensation
                                                                         ----------------------
                                                                           Awards
                                                                           ------      Payouts
                                                Annual Compensation      Securities    -------
                                               ---------------------     Underlying     LTIP         All Other
Name and Principal Position         Year       Salary($)    Bonus($)     Options(#)  Payouts($)   Compensation($)
-----------------------------------------------------------------------------------------------------------------
Charles A. Ratner,                  2002       $448,077     $200,000            -     $      -       $111,492
  President and Chief               2001        400,000      200,000       43,200            -        119,641
  Executive Officer                 2000        399,979      250,000            -      457,043        125,419

Albert B. Ratner, Co-Chairman       2002        475,000      150,000            -            -         73,802
  of the Board of Directors         2001        475,000      150,000            -            -         85,044
                                    2000        474,986            -            -            -         97,348

Samuel H. Miller, Co-Chairman       2002        425,000      150,000            -            -         11,618
  of the Board of Directors         2001        425,000      150,000            -            -         11,618
  and Treasurer                     2000        424,986            -            -            -         11,618

Thomas G. Smith,                    2002        364,039      260,000            -            -         51,792
  Executive Vice President,         2001        340,000      182,240       21,600            -         51,792
  Chief Financial Officer           2000        339,447      206,250            -      400,625         51,792
  and Secretary

James A. Ratner,                    2002        398,077      175,000            -            -          8,516
  Executive Vice President          2001        350,000      175,000       27,000            -          8,516
                                    2000        349,505      203,125            -      397,231          8,516

Ronald A. Ratner,                   2002        398,077      175,000            -            -          8,516
  Executive Vice President          2001        350,000      231,875       27,000            -          8,276
                                    2000        349,505      203,125            -      397,231          8,276

Amounts reported as "All Other Compensation" in 2002 include (i) accrual of annual benefits to each named executive officer's vested balance in the Company's supplemental pension plan for executives as follows: Charles A. Ratner, $10,000; Albert B. Ratner, $10,000; Samuel H. Miller, $10,000; James A. Ratner, $7,000; and Ronald A. Ratner, $7,000; (ii) accrual of an amount for Thomas G. Smith under a deferred compensation plan, $50,000; (iii) cost of group term life insurance as follows: Charles A. Ratner, $792; Albert B. Ratner, $618; Samuel H. Miller, $618; Thomas G. Smith, $792; James A. Ratner, $516 and Ronald
A. Ratner, $516; (iv) the Company's matching contribution to the 40l(k) plan of $1,000 each; (v) gross-up of Charles A. Ratner's contribution to the cost of his split-dollar life insurance policies, $29,060; and (vi) the dollar value of the benefit to the named executive officer of the interest-free use of the Company paid premiums, excluding the term insurance portion which is paid by the named executive officer, from the current year to the projected date the premiums will be refunded to the Company for split-dollar life insurance as follows: Charles A. Ratner, $70,640; and Albert B. Ratner, $62,184.

The Company entered into employment agreements with Albert B. Ratner and Samuel
H. Miller, Co-Chairmen of the Board of Directors effective January 1, 1999 which provide for an annual salary of $475,000 and $425,000, respectively. The agreements are renewable annually. Although they do not participate in a formal bonus plan, an annual bonus may be awarded, determined on a discretionary basis.

The Company entered into employment agreements with James A. Ratner and Ronald
A. Ratner effective February 3, 2002, providing for annual salaries of $400,000 each. These agreements are renewable annually.

The employment agreements for Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner and Ronald A. Ratner provide that upon the death of such officer, their beneficiary will receive an annual death benefit for five years equal to their annual salary at time of death. A similar death benefit is provided to Thomas G. Smith through an agreement dated May 31, 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR

No stock options were granted to the named executive officers during fiscal 2002. In March 2003, the Company granted 118,800 stock options to the named executive officers as a group.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following Table shows stock options exercised during fiscal 2002 by the named executive officers and the value of their unexercised stock options to purchase Class A Common Stock held at January 31, 2003.

                                                         Number of
                                                        Securities               Value of
                                                        Underlying              Unexercised
                                                       Unexercised             In-the-Money
                                                        Options at             Options at
                          Shares                        FY-End (#)              FY-End ($)
                        Acquired on      Value         Exercisable/            Exercisable/
      Name             Exercise (#)  Realized ($)     Unexercisable           Unexercisable
----------------------------------------------------------------------------------------------
Charles A. Ratner              -       $      -      108,000/64,800        $2,023,207/$593,287
Albert B. Ratner               -              -                   -                          -
Samuel H. Miller               -              -                   -                          -
Thomas G. Smith           14,385        348,635       15,741/32,399           271,468/ 296,625
James A. Ratner                -              -       67,500/40,500         1,264,505/ 370,804
Ronald A. Ratner               -              -       67,500/40,500         1,264,505/ 370,804

The last closing price of the Company's Class A Common Stock for the fiscal year ended January 31, 2003 was $33.15 per share.

                      EQUITY COMPENSATION PLAN INFORMATION

The information presented in the following table is as of January 31, 2003.

                                  (a)                  (b)                       (c)
---------------------------------------------------------------------------------------------------
                          Number of securities   Weighted-average    Number of securities remaining
                           to be issued upon      exercise price     available for future issuance
                              exercise of         of outstanding       under equity compensation
                          outstanding options,  options, warrants     plans (excluding securities
   Plan category          warrants and rights       and rights         reflected in column (a))
---------------------------------------------------------------------------------------------------
Equity compensation
plan approved by
security holders (1)           1,659,008            $   20.30                 1,107,806
---------------------------------------------------------------------------------------------------
Equity compensation
plan not approved by
security holders (2)               2,328                    -                    14,495
---------------------------------------------------------------------------------------------------
Total                          1,661,336                                      1,122,301
---------------------------------------------------------------------------------------------------

(1) The Company's 1994 Stock Option Plan was approved by the shareholders in 1994. The Plan is administered by the Compensation Committee of the Board of Directors. Under the Plan, the Company may award Class A stock options to key employees and nonemployee members of the Board of Directors in the form of incentive stock options or nonqualified stock options. The maximum number of shares that may be awarded under the Plan is currently 3,375,000. A proposed amendment to increase the maximum to 5,875,000 is included in this proxy statement. The maximum award to an individual during any calendar year is 112,500. Anti-dilution provisions in the Plan adjust the share maximums, outstanding awarded options and related exercise prices for stock splits or stock dividends. Each option grant has a maximum term of 10 years. Vesting schedules are determined by the Compensation Committee for each award and under no circumstances can vesting occur during the first year following the option grant. The exercise price of all options must equal the fair market value of the stock on the date of grant.

(2) In 2000, the Board of Directors approved an amendment to the DEFERRED COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS to add a company stock investment option. This Plan permits nonemployee members of the Board of Directors to defer 50% or 100% of their retainer by making annual elections to participate. Directors electing to participate select either a cash investment option or stock investment option for fees deferred during the year. Fees deferred to the stock investment option are deemed to be invested in the Company's Class A Common Stock (phantom shares). Dividends earned on these phantom shares are deemed to be reinvested in more phantom shares. After the participant ceases to be a director of the Company, the phantom shares accumulated in the participant's account will be paid out in shares of Class A Common Stock.

                                PERFORMANCE GRAPH

The following graph shows a comparison of five-year cumulative total return of Forest City Enterprises, Inc. Class A Common Stock (FCEA), Forest City Enterprises, Inc. Class B Common Stock (FCEB), Standard & Poor's 500 Stock Index (S&P 500) and the Dow Jones Real Estate Investment Index. The cumulative total return is based on a $100 investment on January 31, 1998 and the subsequent change in market prices of the securities at each respective fiscal year end. It also assumes that dividends were reinvested quarterly.

[LINE GRAPH]

                                              Jan-98       Jan-99       Jan-00       Jan-01       Jan-02       Jan-03
---------------------------------------------------------------------------------------------------------------------
Forest City Enterprises, Inc. - Class A      $   100      $    95      $    99      $   158      $   229      $   192
---------------------------------------------------------------------------------------------------------------------
Forest City Enterprises, Inc. - Class B      $   100      $    95      $   114      $   159      $   227      $   193
---------------------------------------------------------------------------------------------------------------------
S&P 500                                      $   100      $   132      $   146      $   145      $   121      $    94
---------------------------------------------------------------------------------------------------------------------
Dow Jones US Real Estate Index               $   100      $    77      $    75      $    96      $   106      $   106
---------------------------------------------------------------------------------------------------------------------

                      TRANSACTIONS WITH AFFILIATED PERSONS

The Company paid approximately $205,000 as total compensation during 2002 to RMS Investment Corp. (RMSIC), a company engaged in property management and leasing, controlled by the four children of Charles A. Ratner (the President, Chief Executive Officer and a Director of the Company), the two children of James Ratner (an Executive Vice President and a Director of the Company), the two children of Ronald Ratner (an Executive Vice President and a Director of the Company), Deborah Ratner Salzberg (President - Forest City Washington, Inc. and a Director of the Company), Brian J. Ratner (Executive Vice President - East Coast Development and a Director of the Company), the four children of Ruth Miller (deceased sister of Albert Ratner) and Samuel H. Miller (a Co-Chairman of the Company's Board of Directors), and Samuel H. Miller as Trustee. RMSIC manages and provides leasing services to two of the Company's Cleveland-area specialty retail shopping centers, Golden Gate (362,000 square feet) and Midtown (258,000 square feet). The rate of compensation for such services is four percent of all tenant rentals, plus a lease fee of two percent through three percent. Management believes these fees are comparable to that which other management companies would charge.

Under the Company's current policy, no director, officer or employee, including members of the Ratner, Miller or Shafran families, is allowed to invest in a competing real estate opportunity without first obtaining approval of the Company's Audit Committee. However, the Company currently does not have non-compete agreements with any of its directors, officers and employees and, upon leaving the Company, any director, officer or employee could compete with the Company. An exception to the Company's conflict of interest policy permits those of the principal shareholders who are officers or employees of the Company to own, alone or in conjunction with others, certain commercial, industrial and residential properties which may be developed, expanded, operated and sold independently of the business of the Company. The ownership of these properties by these principal shareholders makes it possible that conflicts of interest may arise between them and the Company. Although no such conflicts are anticipated, areas of possible conflict may be in the development or expansion of properties which may compete with the Company or the solicitation of tenants for the use of such properties. The Company was informed by these principal shareholders in 1960 that, except for these properties, they would in the future engage in all business activities of the type conducted by the Company only through and on behalf of the Company as long as they were employed by the Company. This would not preclude them from making personal investments in real estate on which buildings and improvements have been completed prior to such investments.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING/COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who are beneficial owners of more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are required by regulations of the Securities and Exchange Commission to furnish the Company's Corporate Secretary with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Section 16(a) forms received by it, or written representations from Reporting Persons that no Forms 5 were required for those persons, the Company believes that, during 2002, all filing requirements were met except that Mr. Esposito filed a Form 4 reporting the acquisition of phantom stock units that should have been reported on a fiscal year 2001 Form 5 and a late Form 4 to report the acquisition of phantom stock units in 2002. Mr. Ross filed a Form 5 for fiscal year 2002 to report acquisition of phantom stock units that were required to be reported on a fiscal year 2001 Form 5.

  PROPOSAL TO INCREASE THE NUMBER OF SHARES TO BE AWARDED UNDER THE 1994 STOCK
                             OPTION PLAN, AS AMENDED

The 1994 Stock Option Plan, As Amended, currently provides that the aggregate number of shares of the Company's Class A Common Stock that may be awarded as stock options during the term of this plan may not exceed 1,125,000 authorized but unissued shares or shares held by the Company in its Treasury, subject to certain adjustments described in the Plan (the "Award Shares"). The July 16, 1998 two-for-one stock split and the November 14, 2001 three-for-two stock split resulted in the adjustment of the number of Award Shares to 3,375,000. Total options granted under this Plan, net of forfeitures, as of April 15, 2003 were 2,920,994, including 653,800 options granted in March 2003. Shares available for award under the Plan as of April 15, 2003 total 454,006. The last reported sale price for Class A Common Stock on April 17, 2003 was $35.08.

The Board of Directors has recommended the adoption of an amendment to increase the number of Award Shares by 2,500,000, thereby allowing for a total of 5,875,000 shares to be awarded as stock options during the term of the Plan. To reflect this change, the 1994 Stock Option Plan, As Amended, is presented in Exhibit A of this Proxy Statement and has been modified from its original form for the above proposed increase to the aggregate maximum number of shares and adjustments resulting from stock splits. No other changes have been made.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for approval of the proposed amendment to the 1994 Stock Option Plan, As Amended. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal and that such vote will be sufficient to approve such proposal.

                      RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee has retained and the Board of Directors recommends the ratification of PricewaterhouseCoopers LLP, Certified Public Accountants, by the shareholders at the annual meeting as the Company's independent auditors for the fiscal year ending January 31, 2004.

PricewaterhouseCoopers LLP has indicated that a representative of PricewaterhouseCoopers LLP will attend the annual meeting to respond to appropriate questions from shareholders. Their representative will also have the opportunity to make a statement at the meeting.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ended January 31, 2004. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, the vote will be sufficient to approve such proposal.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed (or expected to be billed) the Company for professional services rendered by PricewaterhouseCoopers LLP for the years ended January 31, 2003 and 2002, are as follows:

                         Year Ended         Year Ended
                      January 31, 2003   January 31, 2002
---------------------------------------------------------
Audit fees               $1,134,990         $1,068,523
Audit-related fees          978,901          1,201,734
Tax fees                    488,870             23,145
All other fees               53,075            222,129
                         ----------         ----------
Total                    $2,655,836         $2,515,531
                         ==========         ==========

Audit fees. Professional services relating to the audits of the Company's annual consolidated financial statements, the reviews of quarterly filings with the SEC, issuance of comfort letters, consents and income tax provision procedures.

Audit-related fees. Audit and other assurance services relating to individual real estate properties that are required primarily under loan or partnership agreements, employee benefit plan audits and an information technology security review. There were no fees for services relating to financial information design and implementation.

Tax fees. Professional services for the year ended January 31, 2003 relate primarily to a study regarding the deductibility of certain development costs for tax purposes.

All other fees. Employee benefit plan advisory services for the year ended January 31, 2003, and construction claims support services for the year ended January 31, 2002.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Any shareholder proposals intended to be presented at the Company's 2004 annual meeting of shareholders must be received by the Company at the address below on or before December 23, 2003 for inclusion in the Company's proxy statement and form of proxy relating to the 2004 annual meeting of shareholders.

                                 OTHER BUSINESS

It is not anticipated that matters other than those described in this Proxy Statement will be brought before the meeting for action, but if any other matters properly come before the meeting of which the Company did not receive notice prior to March 10, 2003, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming annual meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K including the financial statements and schedules and excluding exhibits required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's Common Stock must set forth a good faith representation that, as of the record date for the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting.

Written requests for such report should be directed to:

                                Thomas T. Kmiecik
                               Assistant Treasurer
                          Forest City Enterprises, Inc.
                                 Terminal Tower
                          50 Public Square, Suite 1100
                              Cleveland, Ohio 44113
                            tomkmiecik@forestcity.net

                      COST AND METHOD OF PROXY SOLICITATION

METHODS. You may vote in person at the Annual Meeting or by proxy. This year you have three ways to vote by proxy:

         1. Connect to the Website on the internet at http://www.votefast.com;

         2. Call 1-800-542-1160; or

         3. Sign and date the enclosed proxy and return it in the accompanying envelope.

         Complete instructions for using these convenient services for voting your proxy are set forth on the proxy card accompanying this proxy statement. The internet and telephone services authenticate stockholders by use of a control number. Please be advised that if you choose to vote via the internet or the telephone, you do not need to return the proxy card.

RIGHTS. In the event you vote and subsequently change your mind on a matter, you may revoke your proxy prior to the close of voting at the Annual Meeting. You have five ways to revoke your proxy:

         1. Connect to the Website previously listed by 11:59 p.m. on June 10, 2003;

         2. Call the 800 number previously listed by 11:59 p.m. on June 10, 2003;

         3. Receipt of a later dated proxy;

         4. Receipt by the Secretary of a written revocation; or

         5. Vote in person at the Annual Meeting.

The cost of solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company may reimburse them for their expense in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by telephone, telegram or in person.

         By order of the Board of Directors.

         /s/Thomas G. Smith, Secretary

Cleveland, Ohio
April 23, 2003

                                                                       EXHIBIT A

                          FOREST CITY ENTERPRISES, INC.
                       1994 STOCK OPTION PLAN, AS AMENDED
                           (AS PROPOSED, SEE PAGE 26)

1.   PURPOSE

     The purpose of the 1994 Stock Option Plan (the "Plan") shall be to enhance the retention and motivation of key employees including officers, executives and other employees who are members of the Company's management team and who, in the judgement of the Committee, can contribute materially to the Company's success by awarding these key employees the opportunity to receive stock options to purchase shares of the Company's Class A common stock. The Plan is also intended to foster within these key employees an identification with ownership and shareholder interests.

2.   DEFINITIONS

     Unless the context of the applicable section clearly indicates otherwise, the terms below, when used within the Plan, shall have the meaning set forth in this Section 2.

     A. BENEFICIARY means the person or persons designated in writing by the Grantee or, in the absence of such a designation or if the designated person or persons predecease the Grantee, the Grantee's beneficiary shall be the person or persons who acquire the right to exercise an option by bequest or inheritance.

     B.  BOARD OF DIRECTORS or BOARD means the Board of Directors of the
         Company.

     C. CODE means the Internal Revenue Code of 1986, as amended from time to time.

     D.  COMPANY means Forest City Enterprises, Inc.

     E. COMPENSATION COMMITTEE or COMMITTEE means the Compensation Committee of the Board of Directors.

     F. DISABILITY means a disability as defined in the Company's Long Term Disability Plan, as amended from time to time.

     G. GRANTEE means an executive or management team member to whom an Option has been granted under the Plan.

     H. INCENTIVE STOCK OPTIONS means options to purchase shares of stock within the meaning of Section 422(b) of the Code.

     I. NONQUALIFIED STOCK OPTIONS means options which do not qualify as Incentive Stock Options within the meaning of Section 422(b) of the Code.

     J. OPTION means an option to purchase a share or shares of the Company's par value common stock.

     K.  PLAN means the 1994 Stock Option Plan.

     L. RETIREMENT means retirement pursuant to the Company's retirement policies.

     M.  SHARES means shares of the Company's par Class A common stock.

     N. "SUBSIDIARY" and "SUBSIDIARIES" mean a corporation or corporations of which outstanding shares representing 50% or more of the combined voting power of such corporation or corporations are owned directly or indirectly by the Company.

     O. TERM OF EXERCISE means the time period during which a particular Option may be exercised in accordance with Section 6(G) of this Plan.

     P. Wherever used herein, unless indicated otherwise, words in the masculine form shall be deemed to refer to females as well as to males.

3.   ADMINISTRATION

     A.  COMPENSATION COMMITTEE

         The Plan shall be administered by the Compensation Committee of the Board of Directors. No member of the Compensation Committee may exercise descretion with respect to, or participate in, the administration of the Plan if, at any time during the twelve month period prior to such exercise or participation, he or she has been granted or awarded stock, restricted stock, stock options, stock appreciation rights, or any other derivative security of the Company, except as permitted in Rule 16b-3 of the Securities and Exchange Act of 1934, or any successor rule or regulation.

     B.  DETERMINATIONS

         Within the limits of the provisions of the Plan, the Committee shall have the plenary authority to determine (i) the key employees to whom awards hereunder shall be granted, (ii) the number of shares subject to each option; provided that, if the award is an incentive stock option, the aggregate fair market value of the shares (as determined at the time the option is granted) which become exercisable in any calendar year for any employee shall not exceed $100,000, (iii) the form (incentive stock options or nonqualified stock options) and amount of each award granted, (iv) the provisions of each Option Agreement, and
         (v) the limitations, restrictions and conditions applicable to any such award. In making such awards the Committee shall take into consideration the performance of each eligible employee. The determinations of the Committee on all matters regarding the Plan shall be final and conclusive.

     C.  INTERPRETATION

         Subject to the provisions of the Plan, the Committee may interpret the Plan, and prescribe, amend and rescind rules and regulations relating to it. The interpretation of any provision of the Plan by the Committee shall be final and conclusive.

4.   ELIGIBILITY

     Stock options may be granted under the Plan to key employees of the Company, as determined by the Committee, based upon the Committee's evaluation of employees' duties and their overall performance including current and potential contributions to the Company's success. Generally, this group of eligible key employees includes officers, senior executives, directors who are also employees, and any other members of the Company's management team deemed appropriate by the Committee. All determinations by the Committee as to the identity of persons eligible to be granted awards hereunder shall be conclusive.

5.   SHARE AWARDS UNDER THE PLAN

     A.  FORM

         Awards under the Plan shall be granted in the form of incentive stock options or nonqualified stock options as herein defined in Section 2.

     B.  SHARES SUBJECT TO THE PLAN

         The aggregate number of shares that may be awarded as stock options during the term of the plan may not exceed 5,875,000 authorized but unissued shares or shares held by the Company in its Treasury, subject to adjustments described in section 9-A. The aggregate number of shares which may be awarded to an individual participant during the term of the plan is 112,500 shares, subject to adjustments described in section 9-A. If any stock option granted under the Plan shall terminate, expire or, with the consent of the grantee, be canceled as to any shares, such shares shall again be available for grant under the plan.

6.   TERMS AND CONDITIONS OF AWARDS

     Stock options granted under the Plan shall be in such form and upon such terms and conditions as the Committee shall determine from time to time, subject to the following:

     A.  STOCK OPTION AGREEMENT

         Each stock option granted under the Plan shall be evidenced by an agreement between the Company and the Grantee, in a form approved by the Committee, which has been executed and delivered. Appropriate officers of the Company are hereby authorized to execute and deliver these agreements in the name of the Company as directed from time to time by the Committee.

     B.  EXERCISE PRICE FOR STOCK OPTIONS

         (1) With respect to any non-qualified stock options the exercise price to be paid by the Grantee to the Company for each share shall be at least equal to the fair market value of a share on the date the option is granted.

         (2) With respect to any incentive stock option awarded to a Grantee who, on the date of the grant, owns ten percent or less of the total combined voting power of all classes of stock of the Company, the exercise price to be paid by the Grantee to the Company for each share shall be at least equal to the fair market value of a share on the date the option is granted.

         (3) With respect to any incentive stock option awarded to a Grantee who, on the date of the grant, owns actually or constructively more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price to be paid by the Grantee to the Company for each share shall be not be less than 110% of the fair market value of a share on the date the incentive stock option award is granted. At no time may an option be granted under the plan if the option price per share is less than the par value of the stock.

     C.  EXERCISE

         Stock options shall be exercisable subject to provisions of this Plan and any other conditions as determined by the Committee, and shall be evidenced by a written Option Agreement between the key employee and the Company as provided in Section 6(A) of this Plan.

     D.  PAYMENT

         At the time that a stock option granted under the Plan, or any part thereof, is exercised, payment for the stock issuable thereupon shall be made in full in cash, money order, certified check, cashier's check, or in shares of stock currently owned by the key employee which have satisfied any required holding period and are valued at the fair market value of the shares on the date of exercise. As soon as reasonably possible following such exercise of a stock option, a certificate representing the shares of stock purchased, registered in the name of the key employee (Grantee), shall be delivered to same.

     E.  CASHLESS EXERCISE

         Options may be exercised in whole or in part upon delivery to the Secretary of the Company of an irrevocable written notice of exercise. The date on which such notice is received by the Secretary shall be the date of exercise of the option, provided that within five business days of the delivery of such notice the funds to pay for exercise of the option are delivered to the Company by a broker acting on behalf of the optionee either in connection with the sale of the shares underlying the option or in connection with the making of a margin loan to the optionee to enable payment of the exercise price of the option. In connection with the foregoing, the Company will provide a copy of the notice of exercise of the option to the aforesaid broker upon receipt by the Secretary of such notice and will deliver to such broker, within five

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

         business days of the delivery of such notice to the Company, a certificate or certificates (as requested by the broker) representing the number of shares underlying the option that have been sold by such broker for the optionee.

     F.  TERM OF EXERCISE

         The term during which each stock option granted under the Plan may be exercised shall be as provided within the fully executed and delivered Option Agreement. In no event shall the term during which an option may be exercised exceed ten years from the date upon which such option was granted or, if the grantee on the date of grant owns more than 10% of the total combined voting power of all classes of stock of the Company and receives an Incentive Stock Option, five years from the date on which such Incentive Stock Option was granted.

     G.  STOCK OPTION VESTING

         No stock options awarded under the Plan may be exercised during the first year following the grant.

     H.  FAIR MARKET VALUE

         Fair Market Value shall be determined by the price per share at the close of business on the date on which the stock option grant is awarded or, if the grant date is not a regular business day, by the price per share on the next regular business day following the date of the grant.

7.   DURATION

     With respect to any stock option awarded to a Grantee, such award shall be granted within a period of 10 years from the date on which the Plan is adopted or the date on which the Plan is approved by shareholders, whichever is earlier. The Plan shall remain in effect thereafter until all stock options awarded under the Plan have been exercised, surrendered or expired.

8.   EXERCISE IN THE EVENT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT

     A.  DEATH

         If a Grantee shall die while an employee of the Company or during a period of disability, the option can be exercised by his legal representative at any time during his original term.

     B.  DISABILITY

         If a Grantee's employment by the Company shall terminate because of Disability, he may exercise his options to the extent that he was entitled to do so on the date of his termination of employment, at any time, but not later than the expiration date specified in the Option Agreement by which such award was granted.

     C.  RETIREMENT

         If a Grantee's employment shall terminate (i) by reason of his retirement in accordance with the Company's retirement plan or (ii) with the consent of the Committee, his right to exercise shall terminate and be forfeited on the expiration date specified in the Option Agreement by which such award was granted, or three months after termination of employment, whichever date is earlier.

     D.  OTHER

         If a Grantee's employment shall terminate for any reason other than death, disability or retirement as provided in Sections 8(A) through 8(C) of the Plan herein, all rights to exercise his option shall terminate and be forfeited on the date of such termination of employment.

9.   MISCELLANEOUS

     A.  ADJUSTMENTS IN THE EVENT OF CHANGE IN COMMON STOCK

         In the event of any change in the common stock of the Company by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, combination, split up, or exchange of shares, or of any similar change affecting the common stock, the number and kind of shares which thereafter may be awarded under the Plan and the number and kind of shares subject to option in outstanding agreements, and the option purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, eligible key employees.

     B.  NON-TRANSFERABILITY AND NON-ASSIGNABILITY

         No option granted under the Plan shall be transferable by an employee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An option may be exercised only by the optionee or grantee thereof or his guardian or legal representative; provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder.

     C.  INVESTMENT REPRESENTATION

         Each stock option agreement may provide that, upon demand by the Committee, the Grantee shall deliver to the Committee at the time of exercise of an option or portion thereof, a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof.

     D.  RIGHTS AS A SHAREHOLDER

         Any eligible key employee who receives a stock option under the Plan shall have no rights to the underlying shares until the date of the issuance of a stock certificate to him, and only after such shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     E.  NO OBLIGATION TO EXERCISE

         The granting of a stock option under the Plan shall impose no obligation upon an eligible key employee to exercise such option.

     F.  INCENTIVE STOCK OPTIONS

         Each option agreement which provides for the grant of an incentive stock option to an eligible key employee shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time.

     G.  APPLICATION OF PROCEEDS

         The proceeds received by the Company from the sale of common stock under the Plan shall be used for general corporate purposes.

     H.  WITHHOLDING TAXES

         Upon the issuance of any stock pursuant to the exercise of a stock option, the Company shall have the right to require the Grantee to remit to the Company an amount payable in cash, money order, certified check or cashier's check that is sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate(s) for shares of common stock.

         The Committee, in its sole discretion, may permit the Grantee to pay such taxes through the withholding of shares otherwise deliverable to such Grantee in connection with such exercise or the delivery to the Company of shares otherwise acquired by the Grantee.

     I.  RIGHT TO TERMINATE EMPLOYMENT

         Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any key employee the right to continue in the employment of the Company or affect any right which the Company has to terminate any key employee.

     J.  GOVERNING LAW

         The Plan shall be construed and its provisions enforced and administered in accordance with the laws of Ohio, except to the extent that such laws may be superseded by any federal laws.

     K.  AWARDS NOT TREATED AS COMPENSATION UNDER BENEFIT PLANS

         No awards under the Plan shall be considered as compensation under any employee benefit plan of the Company, except as specifically provided in any such plan or as otherwise determined by the Board of Directors.

     L.  EFFECT OF MERGER OR OTHER REORGANIZATION

         In the event of any merger, consolidation or other reorganization of which the Company is not the surviving or continuing corporation, all options that were granted hereunder and that are outstanding on the date of such event shall be assumed by the surviving or continuing corporation.

     M.  ELIMINATION OF FRACTIONAL SHARES

         If, under any provision of the Plan or formula used to calculate award levels of stock options, the number so computed is not a whole number, such number of shares shall be rounded down to the next whole number.

10.  EFFECTIVE DATE/APPROVAL BY SHAREHOLDERS

     The effective date of the Plan shall be the date on which it is adopted by the Board, subject to approval of the Plan by the Company's shareholders. The Plan and any grants made as a part of the Plan shall be null and void and of no effect if such condition is not fulfilled.

11.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, without further action by the shareholders, from time to time, amend, alter, suspend or terminate the Plan, except as otherwise required by applicable federal securities laws.

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                                                                       EXHIBIT B

                          FOREST CITY ENTERPRISES, INC.
                       AUDIT COMMITTEE CHARTER, AS AMENDED

PURPOSE

         The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Forest City Enterprises, Inc., (the "Company") has been created to:

         a) monitor and oversee the integrity of the Company's financial accounting and reporting process, including the integrity of the Company's system of internal controls and the preparation and issuance of audit reports of the Company's financial statements;

         b) monitor the Company's compliance with the Code of Legal and Ethical Conduct;

         c) select the Company's independent auditor and determine compensation;

         d) review and evaluate the qualifications and independence of the Company's independent auditor;

         e) monitor the performance of the Company's internal audit function;

         f) review and approve Audit Committee reports required for the proxy statement relating to the Company's annual meeting of shareholders in accordance with federal securities laws; and

         g)       monitor other legal and regulatory requirements, as needed.

COMPOSITION

         SIZE.    The Committee shall consist of no fewer than three members.
This number is determined by the Board and is subject to any requirement or limitation in the Company's Certificate of Incorporation or Code of Regulations.

         QUALIFICATIONS.    Each Audit Committee member must have all of the
following qualifications:

         1. Each Audit Committee member must be independent, based on the criteria of the rules of the New York Stock Exchange, Section 301 of the Sarbanes-Oxley Act of 2002 ("SOA") and any related rules established by the Securities and Exchange Commission ("SEC").

         2. Each Audit Committee member shall, in the judgment of the Board, be financially literate or become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee is to have accounting or related financial management expertise sufficient to meet the criteria of an "audit committee financial expert" as defined in Section 407 of the SOA and any related rules established by the SEC.

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

         3. An Audit Committee member cannot serve on the audit committees of more than three companies simultaneously. If an Audit Committee member serves on the audit committee of more than three companies the Board must determine that the member's service is not impaired. The Company will be required to disclose any such determination in its annual proxy statement.

         SELECTION. Members of the Committee are appointed annually by the Board, based on the recommendations of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee also recommends a Committee Chair. Each Committee member shall serve at the pleasure of the Board for as long as the Board permits until a successor is appointed.

DUTIES AND RESPONSIBILITIES

         The Audit Committee shall have the following duties and responsibilities:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

         1. The Committee shall review the Company's quarterly financial statements and audited financial statements, including footnotes, management's discussion and analysis and all related disclosures. The Committee will discuss any comments with the Company's senior management and independent auditor prior to the financial statements being issued.

         2. The Committee shall review with the Company's senior management and the internal auditors the following, prior to the release of any audited or reviewed information:

                  a)  the report of the independent auditor's annual audit;

                  b)  the management letter, if any;

                  c) the reports of the reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71;

                  d) any other reports of the independent auditor that the independent auditor may from time to time undertake;

                  e) accounting principles and financial statement presentations;

                  f) all alternative treatments of financial information within Generally Accepted Accounting Principles ("GAAP"), ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor;

                  g) other written communications between the independent auditor and senior management; and

                  h) the periodic report of the audit activities, examinations and results of the Company's internal auditing function.

         3. The Committee or a subcommittee shall discuss with the Company's senior management any earnings press releases as well as any financial information or earnings guidance provided to analysts or rating agencies prior to the release of such information.

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

         4. The Committee shall discuss with Company's senior management any material financial risk exposures and material legal exposures and the steps senior management has taken to monitor such exposures, including the Company's risk assessment and risk management policies. The Audit Committee shall periodically review the Company's contingency plans for protection of vital information and business conduct in the event of an operations interruption.

         5.       At least annually, the Committee shall review:

                  a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; critical accounting policies and areas of significant management estimates;

                  b) analyses prepared by the Company's senior management and/or independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements and management's discussion and analysis portion of the Form 10-K and Form 10-Q reports, including analyses of the effects or alternative GAAP methods on the financial statements;

                  c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

INTERNAL CONTROLS

The Committee shall:

         1. Discuss with senior management, the independent auditor and the internal auditors, at least quarterly, the adequacy of the Company's financial reporting systems and business process controls and discuss any significant exposures and the actions management has taken to monitor and control such exposures. In addition, the Committee shall review significant findings noted by the independent auditor and the Chief Internal Auditor in the course of their audit functions, as well as management responses.

         2. Discuss with senior management, including the CEO and CFO when appropriate, the independent auditor and the Chief Internal Auditor the design and effectiveness of the Company's internal controls.

         3. Discuss with senior management (including CEO and CFO, as appropriate), the independent auditor and the Chief Internal Auditor (a) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and any material weaknesses to the Company's internal controls, and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

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

         4. Discuss with senior management, the independent auditor and the Chief Internal Auditor the internal control report required to be included in the Company's Annual Report on Form 10-K.

OVERSIGHT OF THE COMPANY'S INDEPENDENT AUDITOR

With respect to the independent auditor, the Committee shall:

         1. Retain and terminate the Company's independent auditor, in compliance with applicable law and shareholder ratification. The Committee will also:

                  a) approve all audit engagement fees and terms with the independent auditor; and

                  b) oversee the independent auditor and the independent auditor will report directly to the Committee.

         2.       Approve any non-audit engagements of the independent auditor.

         3. Review the quality controls of the Company's independent auditor at least annually. The independent auditor will provide the Committee with a report describing:

                  a) the independent auditor's internal quality-control procedures,

                  b) any material issues raised by the most recent internal quality-control review of the independent auditor, or by any inquiry or investigation by government or professional authorities, in any case within the preceding five years,

                  c)  any steps taken to deal with any such issues, and

                  d) all relationships between the independent auditor and the Company.

         4. Evaluate annually the independent auditor's performance and independence by:

                  a) reviewing the information provided by the Company's senior management and independent auditor relating to the independence of the Company's independent auditor. This information shall include, among other things, information related to any non-audit services provided by the independent auditor to the Company which have not been pre-approved by the Committee and a formal written statement disclosing all relationships between the independent auditor and the Company, consistent with the Independence Standards Board Standard No. 1, or any amendment thereto. The Committee shall review all relationships between the independent auditor and the Company to assess and confirm the independent auditor's independence; and

                  b) reviewing whether the lead audit and/or the lead reviewing partner (or other audit personnel) of the independent auditor should be replaced temporarily or permanently to assure continuing auditor independence. The terms of any engagement of the independent auditor shall provide for rotation of the lead audit and lead reviewing partners of the independent auditor no less often than once every five years. The Committee shall further consider the rotation of the independent auditor firm.

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

         5. Review the Company's role in audits and reviews with the Company's independent auditor. The Committee should discuss:

                  a) any difficulties the independent auditor encountered in performing the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information placed on the independent auditor by senior management;

                  b) any significant disagreements with the Company's senior management; and

                  c) any communications between the independent audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement. This review shall be conducted outside the presence of Company officers, senior management, or other personnel. The Committee shall resolve any disagreements between the Company's senior management and the independent auditor.

         6. Review and discuss any accounting adjustments that were noted or proposed by the independent auditor.

         7. Set policies for hiring employees and former employees of the independent auditor including restrictions set forth in
                  Section 206 of the SOA.

         8. Obtain assurance from the independent auditor that, in the course of conducting the audit, there have been no acts that require disclosure to the Audit Committee under Section 10A(b) of the Securities and Exchange Act.

         9. Review and discuss with the independent auditor recommendations made by the independent auditor, as well as other matters, if any, brought to the attention of the Audit Committee by employees or officers of the Company.

         10.      Obtain from the independent auditor the following:

                  a)  all critical accounting policies and practices;

                  b) all alternative treatments within GAAP for policies and practices related to material items discussed with management; and

                  c) all other material written communications between the independent auditor and senior management, including the management letter and schedules of unadjusted differences.

OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

         1.       At least annually, the Committee shall review the following:

                  a) the appointment and replacement, if applicable, of the senior internal audit staff;

                  b) the internal audit staff responsibilities, budget and staffing of the internal audit function;

                  c) senior management's appointment, termination or replacement of the Chief Internal Auditor, if applicable.

         2. Review significant internal audit reports to senior management and senior management's responses.

         3. Review the functioning of the internal audit department. The Committee shall discuss with the independent auditor and senior management:

                  a)  the internal audit department's audit plan,

                  b)  audit scope,

                  c)  responsibilities,

                  d)  budget,

                  e)  staffing and

                  f)  any recommended changes.

         4. The Audit Committee is to review and discuss with the Chief Internal Auditor, and the appropriate members of the internal audit staff:

                  a)  recommendations made by the Chief Internal Auditor,

                  b) any other matters, if any, brought to the attention of the Audit Committee.

COMPLIANCE OVERSIGHT RESPONSIBILITIES

With respect to Compliance and oversight responsibilities, the Committee shall:

         1. Meet regularly with the Board to review any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with its ethics, legal and regulatory requirements, the performance and independence of the Company's independent auditor, and the performance of the internal audit function;

         2. Review legal and regulatory compliance with the Company's General Counsel for:

                  a) matters of legal or regulatory compliance, including compliance with the Company's code of ethics and corporate securities trading policies;

                  b) any legal matter that could have a significant impact on the Company's financial statements or any other financial disclosures; and

                  c) the Company's senior management has the proper review system in place so that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public, satisfy all legal requirements;

         3. Establish procedures regarding complaints and periodically review procedures for:

                  a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

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

                  b) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, as required by Section 301 of the SOA.

                  The Committee is to discuss with senior management and the independent auditor any correspondence with regulators or government agencies and any complaints or concerns regarding the Company's financial statements or accounting policies.

         4.       Report its activities to the Board at least annually.

         5.       Perform any other activities consistent with:

                  a)  this Charter,

                  b)  the Company's Code of Regulations, and

                  c) applicable law, as the Committee deems necessary or appropriate.

         The Board may delegate additional duties or responsibilities to the Committee from time to time.

AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of senior management and the independent auditor.

MEETINGS

The Committee shall meet in person or telephonically at least quarterly, or more frequently as the Committee members deem necessary to carry out their responsibilities under this Charter.

The Committee Chair shall, in consultation with the other members of the Committee and appropriate officers of the Company, establish the agenda for each Committee meeting. Each Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting.

The Committee Chair or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members selected by the Board shall constitute a quorum for conducting business at a meeting of the Committee.

The Committee Chair shall supervise the conduct of the meetings and shall have other responsibilities which the Committee may designate from time to time.

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

The Committee may request any officer or employee of the Company, or any representative of the Company's advisors, to attend a meeting or to meet with any members or representatives of the Committee.

Additionally, the Committee shall meet at least quarterly and separately in executive session with representatives of the Company's senior management, internal auditor, and independent auditor.

DELEGATION

The Committee may in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Committee.

RESOURCES AND AUTHORITY

The Committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding, in such amounts as the Committee deems necessary, to compensate the independent accountants and any independent advisors retained by the Committee.

The Committee may retain independent counsel and other independent advisers to assist in carrying out its responsibilities.

COMPENSATION

Consistent with New York Stock Exchange listing requirements, directors' fees shall be the sole compensation paid by the Company to Committee members. For purposes of this Charter, "directors fees" includes all forms of compensation paid to directors of the Company for service as a director or member of a Board committee and/or pension payments or other deferred compensation, provided that such compensation is not in any way contingent on continued service.

The total amount and form of compensation paid to Committee members shall be determined from time to time by the Board in consultation with the Compensation Committee in accordance with any applicable Company plans or policies.

ANNUAL REVIEW

At least annually, the Committee shall (a) review this Charter with the Corporate Governance and Nominating Committee, and the Corporate Governance and Nominating Committee shall recommend any changes to the Board and (b) evaluate its performance against the requirements of this Charter and review this evaluation with the Corporate Governance and Nominating Committee. The evaluation shall include the goals and objectives of the Committee for the upcoming year. The Committee shall conduct its review and evaluation in such manner as it deems appropriate.

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

AMENDMENT

This Audit Committee Charter may be amended by the Board subject to disclosure and other provisions of the Securities and Exchange Act of 1934, as amended by the SOA and the applicable rules of the New York Stock Exchange, Inc.

ORIGINAL AUDIT COMMITTEE CHARTER SUPERSEDED

This Forest City Enterprises, Inc. Amended and Restated Audit Committee Charter shall supersede the existing Charter.

Consistent with New York Stock Exchange listing requirements, this Charter will be included on the Company's website and will be made available upon request sent to the Company's Secretary. This Charter will also be periodically published in the proxy statement relating to the Company's annual meeting of shareholders.

Effective: March 12, 2003

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

                                                                       EXHIBIT C

                          FOREST CITY ENTERPRISES, INC.
                         COMPENSATION COMMITTEE CHARTER

PURPOSES

         The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Forest City Enterprises, Inc. (the "Company") (a) establishes compensation of the Company's executive officers and senior management, including, without limitation, salaries and bonus awards, pursuant to authority delegated to the Committee by the Board, (b) administers the Company's stock option or other equity incentive plans, and (c) in accordance with federal securities laws, prepares an annual report on executive compensation for inclusion in the proxy statement relating to the Company's annual meeting of shareholders.

COMPOSITION

         SIZE. The size of the Committee shall be determined by the Board, subject to any requirements or limitations in the Company's certificate of incorporation or code of regulations. The Board believes that the Committee should always have not less than three (3), but no more than five (5) members.

         QUALIFICATIONS. The members of the Committee may, but are not required due to the Company's "controlled Company" status, meet the independence qualification requirements of the New York Stock Exchange. Desirable qualifications for Committee members include experience in business management, executive compensation, employee benefits, and human resources.

         SELECTION. The Board shall appoint the members of the Committee annually considering the recommendations of the Nominating and Governance Committee and further, considering the views of the Co-Chairmen of the Board and the Chief Executive Officer, as appropriate. The Corporate Governance and Nominating Committee shall recommend to the Board a Committee Chair. Each Committee member will serve at the pleasure of the Board for such term or terms as the Board may determine or until such Committee member is no longer a Board member.

DUTIES AND RESPONSIBILITIES

         The Committee has the following duties and responsibilities:

         1. Review and Approve Executive Officer Compensation. The Committee shall review and approve, at least annually, performance goals and objectives relating to the compensation of the Chief Executive Officer and the other executive officers and "senior management" of the Company. The Committee will approve executive officer and senior management compensation based on such factors as it deems appropriate.

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

         2. Administer Equity Incentive Plans. The Committee shall make recommendations to the Board and shall administer the Company's equity incentive plans. The Committee, or a subcommittee, shall approve grants of stock options and other equity or equity-based awards in the manner, and on terms and conditions prescribed by, the Company's equity incentive plans.

         3. Recommend Incentive Plans. The Committee shall make recommendations to the Board with respect to cash incentive compensation plans for executive officers and senior management such as annual bonus awards, and with respect to equity based plans such as stock options plans. The Committee shall also oversee the individuals and committee responsible for administering these plans and monitor compliance with plan provision and applicable law.

         4. Oversee Regulatory Compliance. The Committee shall, in consultation with appropriate officers of the Company, oversee regulatory compliance with respect to compensation matters, including overseeing the Company's policies on structuring compensation programs to preserve tax deductibility, and, as required, establishing performance goals and determine whether performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

         5. Review Severance Payments. The Committee shall review and approve any severance or other termination payments proposed to be made to any executive officer of the Company. The Committee shall review and approve any proposed severance or retention plans.

         6. Oversee Succession Plans. The Committee shall execute, in compliance with the recommendations by the Corporate Governance and Nominating Committee, the succession of senior executive officers.

         7. Retain Compensation Consultant. The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or senior management compensation and shall have the sole authority to approve the consultant's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

         8. Board Reports. The Committee shall report its activities to the Board at least annually and in such manner and at such times as the Committee or the Board deem appropriate.

         9. Other Delegated Duties or Responsibilities. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

MEETINGS

         The Committee shall meet at least semi-annually and more frequently if the Committee members deem it necessary to carry out their responsibilities under this Charter. The Committee Chair shall, in consultation with the other members of the Committee and appropriate officers of the Company, establish the agenda for each Committee meeting. Each Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members selected by the Board shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company's certificate of incorporation or by its by-laws. The Committee Chair shall supervise the conduct of the meetings and shall have other responsibilities which the Committee may designate from time to time.

         The Committee may request any officer or employee of the Company or any representative of the Company's advisors to attend a meeting or to meet with any members or representatives of the Committee. Any member of the Company's management whose performance or compensation is to be discussed at a Committee meeting shall not attend such meeting unless specifically invited by the Committee.

DELEGATION

         The Committee may in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Committee who are (a) "Non-Employee Directors" for the purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as in effect from time to time, and (b) "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code.

RESOURCES AND AUTHORITY

         The Committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding, in such amounts as the Committee deems necessary, to compensate any consultants and any independent advisors retained by the Committee. The Committee shall have the sole authority to engage compensation consultants to assist in the evaluation of director or executive officer and/or senior management compensation and the sole authority to set the fees and other retention terms of such compensation consultants. The Committee may also retain independent counsel and other independent advisors to assist it in carrying out its responsibilities.

COMPENSATION COMMITTEE REPORT

         The Committee, with the assistance of management and any outside consultants the Committee deems appropriate, shall prepare a report for inclusion in the Company's proxy statement relating to the Company's annual meeting of shareholders.

ANNUAL REVIEW

         At least annually, the Committee shall (a) review this Charter with the Corporate Governance and Nominating Committee, and the Corporate Governance and Nominating Committee shall recommend any changes to the Board, and (b) evaluate its performance against the requirements of this Charter and review this evaluation with the Corporate Governance and Nominating Committee. The evaluation shall include the goals and objectives of the Committee for the upcoming year. The Committee shall conduct its review and evaluation in such manner as it deems appropriate.

         Consistent with New York Stock Exchange listing requirements, this Charter will be included on the Company's website and will be made available upon request sent to the Company's Secretary. This Charter may also be published periodically in the proxy statement relating to the Company's annual meeting of shareholders.

AMENDMENT

         This Compensation Committee Charter may be amended by the Board subject to disclosure and other provisions of the Securities and Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the applicable rules of the New York Stock Exchange, Inc.

Effective: March 12, 2003

                                                                       EXHIBIT D

                          FOREST CITY ENTERPRISES, INC.
                            CORPORATE GOVERNANCE AND
                          NOMINATING COMMITTEE CHARTER

PURPOSE OF COMMITTEE

The Nominating and Governance Committee (the "Committee") is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to recommend to the Board director nominees for each committee; (3) to serve in an advisory capacity to the Board and Co-Chairmen of the Board on matters of organizational and governance structure of the Company and in such capacity to develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company; (4) to develop and recommend to the Board the Company's Code of Legal and Ethical Conduct; (5) to lead the Board in its annual review of the Board's performance; (6) to ensure that appropriate procedures are developed for the succession planning for senior officer executive positions; and (7) to ensure that appropriate procedures are developed to evaluate the performance of the Chief Executive Officer. The Committee shall report to the Board on a regular basis and not less than once a year.

COMMITTEE MEMBERSHIP

QUALIFICATIONS. The Committee shall consist of three or more members of the Board. The members of the Committee may, but are not required due to the Company's "controlled company" status, meet the independence qualification requirements of the New York Stock Exchange.

SELECTION. The Board shall appoint the members of the Committee, considering the views of the Co-Chairmen of the Board and the Chief Executive Officer, as appropriate. The members of the Committee shall designate a Committee Chair. Each Committee member will serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

A. In carrying out its nominating functions, the responsibility and authority of the Committee is to:

         1. identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders.

                  In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy.

                  In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee may consider candidates proposed by the Co-Chairmen of the Board, Chief Executive Officer and other senior management;

         2. have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Nominating and Governance Committee shall also have authority to obtain, select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, it deems appropriate;

         3. make recommendations to the Board, from time to time, as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof;

         4. develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director, in order for a director to meet the requirements of "independence";

         5. identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members;

         6. undertake any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.


B. In carrying out its corporate governance functions, the responsibility and authority of the Committee is to:

         1. report to the Board, following the end of each fiscal year, an assessment of the Board's performance based upon comments from all Board members.

         2. establish procedures for the Committee to evaluate annually, or more often as appropriate, the directors who are members, structure and performance of the committees of the Board, and make recommendations to the Board as appropriate.

         3. review, approve and oversee the implementation of a charter for each Board committee.

         4. develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company; to review and reassess annually the adequacy of the Guidelines and to make recommendations to the Board. The Committee shall consider any requests for waivers from the Company's Corporate Governance Guidelines, and the Company shall make disclosures of such waivers to the New York Stock Exchange and the Securities and Exchange Commission, as applicable.

         5. develop and recommend to the Board the Company's Code of Legal and Ethical Conduct. The Company shall make disclosures of such waivers to the New York Stock Exchange and the Securities and Exchange Commission, as applicable.

         6. review other practices and policies pertaining to the Board and make recommendations to the Board.

         7. have the independent directors meet without the presence of management in regular executive sessions.

         8. prepare and issue the evaluation required under "Performance Evaluation" below.

         9. recommend to the Board criteria relating to tenure as a director, including retirement age and continuation of a director in an honorary or similar capacity.

         10. develop appropriate procedures for the succession planning for senior executive officer positions.

         11. develop appropriate performance expectations and procedures to evaluate the Chief Executive Officer's performance.

         12. undertake any other duties or responsibilities expressly delegated to the Committee by the Board from time to time, relating to the corporate governance functions of the Committee.

MEETINGS

The Committee shall meet a minimum of four times a year, at each quarterly and annual Board/shareholders' meeting, and more frequently if the Committee members deem it necessary to carry out their responsibilities under this Charter. The Committee Chair shall, in consultation with the other members of the Committee and appropriate officer of the Company, establish the agenda for each Committee meeting. Each Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members selected by the Board shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company's certificate of incorporation or its code of regulations. In the event of a tie vote on any issue, the Committee Chair's vote shall decide the issue. The

Committee Chair shall supervise the conduct of the meetings and shall have other responsibilities which the Committee may designate from time to time.

DELEGATION TO SUBCOMMITTEE

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

RESOURCES AND AUTHORITY

The Committee shall have appropriate resources and authority to discharge its responsibilities. The Committee may retain independent counsel and other independent advisers to assist in carrying out its responsibilities.

COMPENSATION OF COMMITTEE MEMBERS

Consistent with New York Stock Exchange listing requirements, directors' fees shall be the sole compensation paid by the Company to Committee members. For purposes of this Charter, "directors' fees" includes all forms of compensation paid to directors of the Company for service as a director or member of a Board committee. The total amount and form of compensation paid to Committee members shall be determined from time to time by the Board in consultation with the Compensation Committee and otherwise in accordance with any applicable Company plans or policies.

PERFORMANCE EVALUATION

The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee's charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Consistent with New York Stock Exchange listing requirements, this Charter will be included on the Company's website and will be made available upon request sent to the Company's Secretary. This Charter will also be periodically published in the proxy statement relating to the Company's annual meeting of shareholders.

Effective: March 12, 2003

                                        A

                               -- DETACH HERE --

-------------------------------------------------------------------------------

                      FOREST CITY ENTERPRISES, INC. CLASS A

   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the 6th Floor Riverview Room of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on June 11, 2003 at
2:00 p.m., Eastern Standard Time, and at any adjournment thereof, to vote and act with respect to all shares of Class A Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

      (1) The election of four (4) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

            Nominees: (01) Michael P. Esposito, Jr. (02) Joan K. Shafran
                      (03) Louis Stokes (04) Stan Ross

      (2) The proposed amendment of the 1994 Stock Option Plan to increase the number of shares authorized to be issued under the Plan from 3,375,000 shares to 5,875,000 shares.

      (3) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2004.

      (4) In their discretion, to vote upon such other business as may properly come before the meeting.

PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                                            -----------------------------------------------------------------------
                                                                                     VOTE BY TELEPHONE
                                                            -----------------------------------------------------------------------

                                                            Have your proxy card available when you call the TOLL-FREE NUMBER
                                                            1-800-542-1160 using a touch-tone telephone. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

                                                            -----------------------------------------------------------------------
                                                                                       VOTE BY INTERNET
                                                            -----------------------------------------------------------------------
                                                            Have your proxy card available when you access the website
                                                            HTTP://WWW.VOTEFAST.COM. You will be prompted to enter your Control
                                                            Number. Please follow the simple prompts that will be presented to you to record your vote.

                                                            -----------------------------------------------------------------------
                                                                                      VOTE BY MAIL
                                                            -----------------------------------------------------------------------
                                                            Please mark, sign and date your proxy card and return it in the
                                                            POSTAGE-PAID ENVELOPE provided or return it to: Stock Transfer Dept.
                                                            (FCE), National City Bank, P.O. Box 94509, Cleveland, OH 44101-4500.



   VOTE BY TELEPHONE                                VOTE BY INTERNET                                        VOTE BY MAIL
Call TOLL-FREE using a                           Access the WEBSITE and                                   Return your proxy
   touch-tone phone:                                 cast your vote:                                     in the POSTAGE-PAID
    1-800-542-1160                               HTTP://WWW.VOTEFAST.COM                                 envelope provided.




                                        VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
                YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD TIME
                     ON TUESDAY, JUNE 10, 2003 IN ORDER TO BE COUNTED IN THE FINAL TABULATION.
                    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.


           A                  YOUR CONTROL NUMBER IS:                       A


                                                 -- DETACH HERE --

------------------------------------------------------------------------------------------------------------------------------------
                                            (Continued from other side)

                           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

(1)       The election of four (4) directors, each to hold office until the next annual shareholders' meeting and until his or her
          successor shall be elected and qualified. - Nominees:  (01)  Michael P. Esposito, Jr.   (02)   Joan  K. Shafran
          (03)  Louis Stokes     (04)  Stan Ross

          |_| FOR,  except vote withheld from the following nominee(s):              |_|  WITHHELD

------------------------------------------------------------------------------------------------------------------------------------
(2)       The proposed amendment of the 1994 Stock Option Plan to increase the number of shares authorized to be issued under the
          Plan from 3,375,000 shares to 5,875,000 shares.

          |_| FOR                  |_| AGAINST                               |_|  ABSTAIN

(3)       The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending
          January 31, 2004.

          |_| FOR                  |_| AGAINST                               |_|  ABSTAIN


                                                           Dated:                                                           , 2003
                                                                 ----------------------------------------------------------

                                                           ------------------------------------------------------------------------

                                                           ------------------------------------------------------------------------
                                                            Signature(s)
                                                            NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD
                                                            EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                            GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

|_| CHANGE OF ADDRESS (ABOVE)

                                        B

                               -- DETACH HERE --

-------------------------------------------------------------------------------

                      FOREST CITY ENTERPRISES, INC. CLASS B

   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the 6th Floor Riverview Room of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on June 11, 2003 at
2:00 p.m., Eastern Standard Time, and at any adjournment thereof, to vote and act with respect to all shares of Class B Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

     (1) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

          Nominees:   (01)  Albert B. Ratner   (02)  Samuel H. Miller
                      (03)  Charles A. Ratner  (04)  James A. Ratner
                      (05)  Jerry V. Jarrett   (06)  Ronald A. Ratner
                      (07)  Scott S. Cowen     (08)  Brian J. Ratner
                      (09)  Deborah Ratner Salzberg

     (2) The proposed amendment of the 1994 Stock Option Plan to increase the number of shares authorized to be issued under the Plan from 3,375,000 shares to 5,875,000 shares.

     (3) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2004.

     (4) In their discretion, to vote upon such other business as may properly come before the meeting.

PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


                                                            -----------------------------------------------------------------------
                                                                                        VOTE BY TELEPHONE
                                                            -----------------------------------------------------------------------

                                                            Have your proxy card available when you call the TOLL-FREE NUMBER
                                                            1-800-542-1160 using a touch-tone telephone. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

                                                            -----------------------------------------------------------------------
                                                                                        VOTE BY INTERNET
                                                            -----------------------------------------------------------------------

                                                            Have your proxy card available when you access the website
                                                            HTTP://WWW.VOTEFAST.COM. You will be prompted to enter your Control
                                                            Number. Please follow the simple prompts that will be presented to you to record your vote.

                                                            -----------------------------------------------------------------------
                                                                                           VOTE BY MAIL
                                                            -----------------------------------------------------------------------

                                                            Please mark, sign and date your proxy card and return it in the
                                                            POSTAGE-PAID ENVELOPE provided or return it to: Stock Transfer Dept.
                                                            (FCE), National City Bank, P.O. Box 94509, Cleveland, OH 44101-4500.



  VOTE BY TELEPHONE                                     VOTE BY INTERNET                                 VOTE BY MAIL
Call TOLL-FREE using a                               Access the WEBSITE and                           Return your proxy
  touch-tone phone:                                     cast your vote:                              in the POSTAGE-PAID
    1-800-542-1160                                  HTTP://WWW.VOTEFAST.COM                           envelope provided.


                                                    VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
                           YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD TIME
                                 ON TUESDAY, JUNE 10, 2003 IN ORDER TO BE COUNTED IN THE FINAL TABULATION.
                               IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.



                           B                    YOUR CONTROL NUMBER IS:                 B

                                                             -- DETACH HERE --
------------------------------------------------------------------------------------------------------------------------------------
                                                        (Continued from other side)

                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

(1)  The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified. Nominees: (01)  Albert B. Ratner  (02)  Samuel H. Miller  (03)  Charles A. Ratner
     (04)  James A. Ratner  (05)  Jerry V. Jarrett (06)  Ronald A. Ratner  (07)  Scott S. Cowen  (08)  Brian J. Ratner
     (09)  Deborah Ratner Salzberg

     |_|  FOR,  except vote withheld from the following nominee(s):             |_|  WITHHELD

------------------------------------------------------------------------------------------------------------------------------------
(2)  The proposed amendment of the 1994 Stock Option Plan to increase the number of shares authorized to be issued under the Plan from 3,375,000 shares to 5,875,000 shares.

     |_|  FOR                           |_|    AGAINST                          |_|  ABSTAIN

(3)  The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31,
     2004.

     |_|  FOR                           |_|    AGAINST                          |_|  ABSTAIN

                                                                 Dated:                                               , 2003
                                                                        ---------------------------------------------

                                                                 -----------------------------------------------------------

                                                                 -----------------------------------------------------------
                                                                 Signature(s)
                                                                 NOTE:  PLEASE SIGN  EXACTLY AS NAME APPEARS  HEREON.  JOINT
                                                                 OWNERS   SHOULD  EACH  SIGN.   WHEN  SIGNING  AS  ATTORNEY,
                                                                 EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR GUARDIAN, PLEASE GIVE
                                                                 FULL TITLE AS SUCH.


|_| CHANGE OF ADDRESS (ABOVE)